UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Dave Thomas Blvd., Dublin, Ohio                                       43017
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

WENDY’S RESTAURANTS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-161613	38-0471180
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Dave Thomas Blvd., Dublin, Ohio                                       43017
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 8, 2012, The Wendy’s Company announced that Wendy’s Restaurants, LLC, its wholly-owned subsidiary (“Wendy’s Restaurants”), waived the “Supplemental Indenture Condition” (as defined in the Offer to Purchase and Consent Solicitation Statement, dated April 17, 2012, of Wendy’s Restaurants) to its previously announced tender offer to purchase for cash any and all of its outstanding 10.00% Senior Notes due 2016 (CUSIP No. 95058TAB3).  The tender offer is scheduled to expire at the end of the day, 12:00 midnight, New York City time, on May 14, 2012, unless extended or earlier terminated.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)                Exhibits

Exhibit Number	Description

99.1	Press release issued by The Wendy’s Company on May 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: May 8, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S RESTAURANTS, LLC

Date: May 8, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by The Wendy’s Company on May 8, 2012.